INDEXIQ ETF TRUST

(the “Trust”)

IQ 50 Percent Hedged FTSE International ETF

IQ 50 Percent Hedged FTSE Europe ETF

IQ 50 Percent Hedged FTSE Japan ETF

(the “Funds”)

Supplement dated July 11, 2017 (“Supplement”)

to the Statement of Additional Information dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective, July 12, 2017, IndexIQ Advisors LLC has contractually agreed, until August 31, 2018, to waive or reduce certain fees and expenses of the Funds.

As a result, effective July 12, 2017, the following paragraph is inserted on page 43 of the SAI:

Expense Limitation Agreement

The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.20% for the IQ 50 Percent Hedged FTSE International EFT and 0.30% for each of the IQ 50 Percent Hedged FTSE Europe ETF and IQ 50 Percent Hedged FTSE Japan ETF of the average daily net assets of each Fund for the twelve months ending August 18, 2018.

Investors Should Retain This Supplement for Future Reference

ME15b—07/17